UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: December 29, 2021

PURE HARVEST CORPORATE GROUP, INC.

(Name of registrant as specified in its charter)

Colorado	333-212055	71-0942431
State of Incorporation	Commission File Number	IRS Employer Identification No.

7400 E. Crestline Circle, #130

Greenwood Village, CO 80111

Address of principal executive offices

(800) 560-5148

Telephone number, including area code

Former name or former address if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

Emerging Growth Company [X]

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13a of the Exchange Act. [X]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

ITEM 1.01.	Entry Into a Material Definitive Agreement.

On December 23, 2021, the Company entered into a settlement agreement (the “Settlement Agreement”) with How Smooth It Is, Inc. (“HSII”) to terminate the legal action between the Company and HSII. Under the terms of the Settlement Agreement, HSII agreed to pay the Company $2,225,000 in monthly installments beginning February 1, 2022. HSII’s payments under the Settlement Agreement are equal to the greater of $15,000 or 5% of gross revenues of HSII for March through December 2022 and the greater of $15,000 or 6% of gross revenues for HSII after January 1, 2023. The payment due under the Settlement Agreement is reduced to $2,000,000 if HSII makes payments in that amount prior to January 1, 2024.

Concurrently with the Settlement Agreement, HSII and HSII’s CEO and principal shareholder Leonard Cusenza (“Cusenza”) entered into a security agreement (the “Security Agreement”) and a consent judgement (the “Consent Judgment”) to be filed with the court in the event of HSII’s default under the Settlement Agreement. Per the Consent Judgment, upon HSII’s default, HSII and Cusenza are required to pay the Company $2,500,000 within thirty days of the court’s order affirming the Consent Judgement. The Settlement Agreement is collateralized by a first priority security interest in all of the assets of HSII, including its licenses to operate a marihuana business in the State of Michigan, and all of the assets of Cusenza.

In consideration for entering into the Settlement Agreement, the Security Agreement, and the Consent Judgement, the Company, HSII, and Cusenza agreed to waive and release all claims between them except for claims related to a breach of the Settlement Agreement. However, the Company reserves the rights to pursue its claims if HSII or Cusenza committed a crime in their dealings with the Company.

ITEM 9.01 Financial Statements and Exhibits

Exhibit No. Description

10.12 Settlement Agreement with How Smooth It Is, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

December 29, 2021

PURE HARVEST CORPORATE GROUP, INC.

By:	/s/ Matthew Gregarek
Matthew Gregarek
Chief Executive Officer